UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 15, 2018

 AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	01-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Ampio Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders on December 15, 2018. The number of shares of common stock entitled to vote at the annual meeting was 106,716,516. The number of shares of common stock present, in person or represented by proxy, and entitled to vote at the annual meeting was 84,971,401. All matters submitted to a vote of the Company’s stockholders at the annual meeting were approved and all director nominees were elected.

The certified results of each of the matters voted upon at the annual meeting, which are more fully described in our definitive proxy statement, are as follows:

(1) Election of five (5) directors for terms expiring at the next annual meeting of stockholders.

DIRECTORS	FOR	WITHHELD
Michael Macaluso	23,001,307	5,255,886
David Bar-Or, M.D.	24,822,216	3,434,977
Philip H. Coelho	21,471,464	6,785,729
Richard B. Giles	22,607,504	5,649,689
David R. Stevens, Ph.D.	22,647,913	5,609,280

There were 56,714,208 broker non-votes regarding this proposal.

(2) Ratification of the selection of Plante Moran, PLLC (formerly EKS&H LLLP) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

FOR	AGAINST	ABSTAIN
82,964,969	1,459,824	546,608

There were [no] broker non-votes regarding this proposal.

(3) Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

FOR	AGAINST	ABSTAIN
19,035,845	8,809,938	411,410

There were 56,714,208 broker non-votes regarding this proposal.

(4) Indication, on an advisory (non-binding) basis, of the preferred frequency of future stockholder advisory votes on executive compensation.

1 YEAR	2 YEARS	3 YEARS	ABSTAIN
11,655,248	3,826,517	12,326,683	448,745

There were [no] broker non-votes regarding this proposal.

The Board of Directors of the Company has considered the voting results at the Annual Meeting and, consistent with a majority of votes cast, determined via written consent on December 18, 2018 to include an advisory vote on the compensation of the Company’s named executive officers in the Company’s proxy statement once every three years until the next advisory vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Thomas E. Chilcott, III
Thomas E. Chilcott, III
Chief Financial Officer

Dated: December 20, 2018